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                                                                  EXHIBIT 10.110

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                                 SALE AGREEMENT


                                    BETWEEN


                    NATIONAL FINANCIAL AUTO FUNDING TRUST II


                                      AND


                     NATIONAL FINANCIAL AUTO FUNDING TRUST


                          -----------------------------


                         DATED AS OF SEPTEMBER 1, 1999


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                                 SALE AGREEMENT

         SALE AGREEMENT, dated as of September 1, 1999, by and between NATIONAL FINANCIAL AUTO FUNDING TRUST, a Delaware business trust ("Funding Trust I"), and NATIONAL FINANCIAL AUTO FUNDING TRUST II, a Delaware business trust ("Funding Trust II").

                              W I T N E S S E T H:

         In consideration of the mutual covenants herein contained, Funding Trust I and Funding Trust II agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         1.1. Incorporation of Definitions. Capitalized terms used but not defined herein have the meanings ascribed to them in the First Amended and Restated Pooling and Administration Agreement dated as of September 1, 1999 (as amended and restated, the "Pooling and Administration Agreement"), among Funding Trust II, as transferor, National Auto Finance Company, Inc. ("NAFI") (as successor to National Auto Finance Company L.P.), as Administrator, and Bankers Trust Company, as Trustee (the "Trustee"), or the Assignment Agreement, dated as of September 1, 1999, between Funding Trust II and the Trustee.

         1.2. Other Definitions. When used in this Agreement, the following words and phrases shall have the following meanings:

         Cut-off Date: As defined in Section 2.1.

         Closing Date: means September 24, 1999.

         Originator Agreement: An agreement pursuant to which NAFI acquired Receivables from an Originator.

         Outstanding Principal Balance: As of any date and with respect to any Receivable, the outstanding principal balance of such Receivable as of such date, which shall be computed by reducing the original principal balance of such Receivable by the portion of each payment received and processed by the Servicer on or before such date that would represent principal if such payments were allocated to the principal of and interest on such Receivable based on the actuarial method provided in such Receivable.

         Purchase Price: As defined in Section 2.1.

         Receivable Assets: The assets described in clauses (i) through (ix), inclusive, of subsection 2.1 hereof.



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         Related Security: With respect to any Receivable, all of the interest of Funding Trust II in, to and under (i) the security interest in the Financed Vehicles granted by the Obligors or the Receivables and any accessions thereto and (ii) physical damage, credit life, credit disability and any and all other insurance policies covering Financed Vehicles or Obligors (including any blanket vendor's single interest insurance policy).

         Receivables Schedule: The schedule of Receivables attached as Schedule A hereto, such schedule identifying each Receivable by name of the Obligor and setting forth as to each Receivable its Outstanding Principal Balance as of the Cut-off Date, loan number, interest rate, scheduled monthly payment of principal and interest, final maturity date and original principal amount.

                                   ARTICLE II

                               PURCHASE AND SALE


         2.1. Purchase. Subject to and on the terms and conditions set forth herein, Funding Trust II hereby sells, transfers, conveys and assigns, without representation, warranty or recourse, to Funding Trust I except as specifically set forth herein, all of its right, title and interest in and to (i) the Receivables identified on the Receivables Schedule attached hereto as Schedule A, (ii) all monies paid or payable thereunder on or after August 31, 1999 (the "Cut-off Date"), (iii) the Related Security with respect to each such Receivable, (iv) all proceeds of the foregoing, including all Collections or Related Security with respect to such Receivables, or other recoveries applied to repay or discharge any such Receivable received on or after the Cut-off Date (including net proceeds of sale or other disposition of repossessed Financed Vehicles that were the subject of any such Receivable) or other collateral or property of any Obligor or any other party directly or indirectly liable for payment of such Receivables, (v) the Seller Transaction Documents and the Assignment Agreement, dated as of September 1, 1999 between Funding Trust II and Bankers Trust Company, as Trustee of the National Financial Auto Receivables Master Trust (the "Assignment Agreement"), (vi) all records relating to any of the foregoing, (vii) all rights of Funding Trust II assigned to Funding Trust II against Dealers under the Dealer Agreements and against Originators under the Originator Agreements, (viii) any other Trust Assets relating to the Receivables Assets, and (ix) the proceeds of the foregoing. Funding Trust I agrees to pay to Funding II on the Closing Date as the purchase price (the "Purchase Price") for the Receivable Assets sold hereunder on such date an amount equal to $51,000,000.00 in immediately available funds to an account at a bank designated by Funding Trust II to Funding Trust I.


         2.2. Filings. (a) On or prior to the Closing Date, Funding Trust II shall have filed in the office of the Secretary of State of Delaware and the Office of the Secretary of State of Florida UCC financing statements, appropriate under the Uniform Commercial Code in effect in Delaware and Florida to reflect the transfer of the Receivables Assets from Funding Trust II to Funding Trust I and to protect Funding Trust I's interest in the Receivables Assets against all other Persons, naming Funding Trust II as debtor, Funding Trust I as secured party and National Auto Finance 1999-1 Trust ("1999-1 Trust") as assignee. During the term of this Agreement, Funding Trust II shall not change its name, identity or structure or relocate its chief executive office or principal place of business without first giving 60 days prior written notice to Funding Trust I and


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Financial Security Assurance Inc. ("Financial Security") (for so long as any policy issued by Financial Security is in effect with respect to any securities issued by Funding Trust I or any trust of which Funding Trust I is depositor or transferor); provided, however, that Funding Trust I has no right or power to prohibit a change in Funding Trust II's name, identity or structure or, subject to the last sentence of this paragraph, a relocation of, its chief executive office. If any change in Funding Trust II's name, identity or structure or the relocation of its chief executive office or principal place of business would make any financing or continuation statement or notice of lien filed in connection with this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, Funding Trust II, shall after the effective date of such change, promptly file or cause to be filed such amendments as may be required to preserve and protect Funding Trust I's interest in the Receivables Assets.


         (b) On or prior to the Closing Date, Funding Trust II shall deliver to Funding Trust I or such other Person as Funding Trust I shall direct cash equal to all payments received on such Receivables on or after the Cut-off Date and on or before two Business days prior to the Closing Date. Within two Business Days after the Closing Date, Funding Trust II shall deliver to Funding Trust I or such other Person as Funding Trust I shall direct all other payments received on such Receivables on or after the Cut-off Date and on or before the Closing Date. Funding Trust hereby directs Funding Trust II to deliver cash equal to all such payments described in this Section 2.2(b) to be delivered to Harris Trust in its capacity as Trust Collateral Agent under the Sale and Servicing Agreement, dated as of September 1, 1999 (the "Sale and Servicing Agreement"), among 1999-1 Trust, Funding Trust I, NAFI and Harris Trust.


         2.3. No Recourse. The sale and purchase of Receivables and the other Receivables Assets under this Agreement shall be without recourse to Funding Trust II.

         2.4. True Sales. Funding Trust II and Funding Trust I intend that the transactions contemplated hereby be true sales of the Receivables and other Receivables Assets by Funding Trust II to Funding Trust I providing Funding Trust I with the full benefits of ownership of the Receivables and other Receivables Assets free and clear of any liens, and neither Funding Trust II nor Funding Trust I intends the transactions contemplated hereby to be, or for any purpose to be characterized as, a loan from Funding Trust I to Funding Trust II. Funding Trust II shall reflect sales of the Receivables Assets hereunder on the books and records maintained by Funding Trust II as sales of assets, and shall treat such sales as sales for all purposes.

         2.5. Receipt of Payments after Closing Date. Funding Trust I shall be entitled to all payments received or receivable with respect to any Receivable sold and conveyed by Funding Trust II to Funding Trust I hereunder that are received on and after the Cut-off Date. If Funding Trust II has knowledge of, or receives notice of, or receives any payment on a Receivable belonging to Funding Trust I, Funding Trust II shall promptly notify the Trust Collateral Agent, and shall hold such receivable in trust and as bailee for Funding Trust I, and shall promptly turn such payment over to Harris Trust, as Trust Collateral Agent under the Sale and Servicing Agreement.


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                                   ARTICLE III

                                 MISCELLANEOUS

         3.1. Notices. All notices, demands and requests that may be given or that are required to be given hereunder shall be sent by United States certified mail, postage prepaid, return receipt requested, to the parties at their respective addresses as follows:

         If to Funding Trust II:

               National Financial Auto Funding Trust II
               c/o Chase Manhattan Bank Delaware, as Trustee
               1201 Market Street
               Wilmington, Delaware 19801

               Attention:  Corporate Administration Trust Department
               Telecopier No.:   (302) 984-4903
               Confirmation:     (302) 428-3372

          If to Funding Trust I:
               National Financial Auto Funding Trust I
               c/o Chase Manhattan Bank Delaware, as Trustee
               1201 Market Street
               Wilmington, Delaware 19801

               Attention:  Corporate Administration Trust Department
               Telecopier No.:   (302) 984-4903
               Confirmation:     (302) 428-3372


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         If to Financial Security Assurance Inc.:

               Financial Security Assurance Inc.
               350 Park Avenue
               New York, New York  10022

               Attention:  Transaction Oversight Department
               Re:         National Auto Finance 1999-1 Trust
                           7.26% Automobile Receivables-Backed Class A Notes
               Telecopier No:   (212) 339-3518,
                                (212) 339-3529
               Confirmation:    (212) 826-0100

         If to Harris Trust:

               Harris Trust and Savings Bank
               311 West Monroe Street, 12th Floor
               Chicago, Illinois  60606

               Attention:       Indenture Trust Division
               Telecopier No.:  (312) 461-3525
               Confirmation:    (312) 461-4662

         3.2. Choice of Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         3.3. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         3.4. Assignment. This Agreement may not be assigned by Funding Trust II or Funding Trust I except as contemplated by this Section; provided, however, that simultaneously with the execution and delivery of this Agreement, Funding Trust I shall assign all of its right, title and interest hereunder to 1999-1 Trust pursuant to the Sale and Servicing Agreement, as provided in Section 2.1 of the Sale and Servicing Agreement.

         3.5. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and shall also be for the benefit of Harris Trust (for the benefit of the Noteholders) and Financial Security, each of which shall be considered to be third-party beneficiaries of this Agreement and shall be entitled to rely upon and directly enforce the provisions of this Agreement. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder. Financial Security may disclaim any of its rights and powers under this Agreement upon delivery of a written notice to Funding Trust II and Funding Trust I.

         3.6. No Petition. Funding Trust II and Funding Trust I each hereby agrees not to cause the filing of a petition in bankruptcy against the other until one year and one day after the


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maturity of any securities evidencing a beneficial interest in or secured by
Receivable Assets sold, transferred or otherwise conveyed by the Trustee to Funding Trust II was conveyed to Funding Trust I.

         3.7. Further Assurances. It is Funding Trust II's intention to convey its entire rights, title and interest in the Receivables Assets or other assets related thereto acquired from National Financial Auto Receivables Master Trust pursuant to the Assignment Agreement.

         3.8. Limitation of Liability of Funding Trust I Trustee:
Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Chase Manhattan Bank Delaware not in its individual capacity but solely as Trustee and in no event shall Chase Manhattan Bank Delaware, have any liability for the representations, warranties, covenants, agreements or other obligations of Funding Trust I hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Funding Trust I.

         3.9. Limitation of Liability of Funding Trust II Trustee:
Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Chase Manhattan Bank Delaware not in its individual capacity but solely as Trustee and in no event shall Chase Manhattan Bank Delaware, have any liability for the representations, warranties, covenants, agreements or other obligations of Funding Trust II hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Funding Trust II.

         3.10. Amendment. This Agreement may be amended in writing by the parties hereto with the prior written consent of the Control Party, to cure any ambiguity or to correct any provisions in this Agreement.

                    [Remainder of Page Intentionally Blank]


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         IN WITNESS WHEREOF, the parties hereto have executed this Sale
Agreement as of the day and year first written above.

                                        NATIONAL FINANCIAL AUTO FUNDING TRUST II

                                        By:  Chase Manhattan Bank Delaware,
                                             not in its individual capacity,
                                             but solely as Trustee of National
                                             Financial Auto Funding Trust II

                                        By: /s/ JOHN J. CASHIN
                                            -----------------------------------
                                             Name: John J. Cashin
                                             Title: Vice President

                                        NATIONAL FINANCIAL AUTO FUNDING TRUST

                                        By:  Chase Manhattan Bank Delaware,
                                             not in its individual capacity,
                                             but solely as Trustee of National
                                             Financial Auto Funding Trust

                                        By:  /s/ JOHN J. CASHIN
                                            -----------------------------------
                                             Name: John J. Cashin
                                             Title: Vice President